Exhibit 10(d)
                 PHARMAKINETICS LABORATORIES, INC.
          1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
                 (Amended as of January 20, 1998)

       PHARMAKINETICS LABORATORIES, INC. (the "Corporation") sets forth herein the terms of this 1996 Non-Employee Directors Stock
Option Plan (the "Plan") as follows:

1.     Purpose

       The Board of Directors (the "Board") believes that the success of the Corporation depends in part on its ability to attract and retain directors with relevant beneficial experience who are motivated to exert their best efforts on behalf of the Corporation. The Board believes that a program that permits the grant of stock options to Non-Employee Directors, as defined below in this Section, promotes the long-term financial success of the Corporation by further aligning the interests of the Non-Employee Directors with the interests of the Corporation and its stockholders. The Plan is intended to promote the interests of the Corporation by providing Non-Employee Directors with a program to acquire or increase a proprietary interest in the Corporation. Each stock option granted under the Plan (an "Option") is intended to be granted to directors of the Corporation who are not officers or other salaried employees (the "Non-Employee Directors" or "Optionees") of the Corporation or any "subsidiary corporation" (a "Subsidiary") thereof within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

2.     Administration

       (a) Administration. The Plan shall be administered by the Board or the Compensation Committee established by the Board (the "Committee"), if the Board duly resolves to delegate administration to the Committee, which shall have full power and authority to take all actions, and to make all determinations required or provided for under the Plan or any Option granted or Option Agreement (as defined in Section 7 below) entered into hereunder and all such actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Board or Committee to be necessary or appropriate to the administration of the Plan or any Option granted or Option Agreement entered into hereunder. The interpretation and construction by the Board or Committee of any provision of the Plan or of any Option granted or Option Agreement entered into hereunder shall be final and conclusive. The Board or Committee shall cause a copy of this Plan to be delivered to each participant in the Plan.
                            -1-

      (b) No Liability. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted or Option Agreement entered into hereunder.

       (c) Delegation to the Committee. In the event that the Plan or any Option granted or Option Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in Section 2(a) above. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final and conclusive.

3.     Stock.

       The stock that may be issued pursuant to Options granted under the Plan shall be shares of Common Stock, part value $.001 per share, of the Corporation (the "Stock"), which shares may be authorized but unissued shares or shares that may be purchased by the Corporation in the open market or in private transactions. The number of shares of Stock that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate 1,000,000 shares, which number of shares is subject to adjustment as hereinafter provided in Section 16 below. If any Option expires, terminates, or is terminated or canceled for any reason prior to exercise in full, the shares of Stock that were subject to the unexercised portion of such Option shall be available for future Options granted under the Plan.

4.     Eligibility.

       Only those directors of the Company who are Non-Employee Directors of the Corporation and who are not holders, directly or indirectly, of ten percent (10%) or more of the combined voting power of the Corporation are eligible to participate in the Plan.

5.     Effective Date and term of the Plan.

       (a) Effective Date. The Plan shall be effective as of November 25, 1996 (the "Effective Date"), the date of adoption by the Board.

       (b) Term. The Plan shall terminate on the 10th anniversary of the Effective Date.


                            -2-

6.     Grant of Options.

       (a) Non-Employee Directors Serving on the Effective Date. Each Non-Employee Director who is serving on the Board on the Effective Date ("Serving Director"), shall be granted on the Effective Date options to purchase One Hundred and Twenty Thousand (120,000) shares of the Stock (the "Grant") which shall vest in four equal installments of one-quarter (1/4) over four
(4) years. The first installment shall vest on the Effective Date of the Grant. Thereafter, on the date of each of the next three (3) annual meetings of stockholders at which elections to the Board are conducted (each, an "Annual Meeting"), an installment of one-quarter (1/4) of the Grant shall vest in each Serving Director who is reelected to the Board.

       (b) Non-Employee Directors Elected or Appointed After the Effective Date. Each Non-Employee Director who is elected or appointed to the Board after the Effective Date ("Subsequent Director") shall be granted on the date of his or her election or appointment an option to purchase One Hundred and Twenty Thousand (120,000) shares of the Stock (adjusted, if applicable, as provided in subparagraph (ii) below) which shall vest in four installments as follows:

            (i) if the Subsequent Director is elected on the date of an Annual Meeting, one-quarter (1/4) of the Grant shall vest on the date of the Subsequent Director's election to the board. Thereafter, on the date of each of the next three (3) Annual Meetings at which elections to the Board are conducted, an installment of one-quarter (1/4) of the Grant shall vest in each Subsequent Director who is reelected to the Board; and

           (ii) if the Subsequent Director is appointed on a date other than the date of an Annual Meeting, then the first installment of the Grant shall be prorated to equal an amount equal to the product of 30,000 times a fraction, the numerator of which shall be the number of calendar months during which the Subsequent Director will serve on the Board prior to the next succeeding Annual Meeting and the denominator of which shall be the number twelve (12). Notwithstanding this formula, in no case shall the first installment be less than fifteen thousand (15,000) shares and the amount of such installment shall be rounded to the nearest whole share. Thereafter, on the date of each of the next three (3) Annual Meetings an installment of one-quarter (1/4) of the Grant shall vest in each Subsequent Director who is reelected to the Board.



                            -3-

7.     Option Agreement.

       All Options granted pursuant to the Plan shall be evidenced by written agreements ("Option Agreements"), to be executed by the Corporation and by the Optionee, in such form or forms as the Board or Committee shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Option Agreements shall comply with all terms of the Plan.

8.     Option Price.

       The purchase price of each share of the Stock subject to an Option (the "Option Price") shall be fixed by the Board or Committee and stated in each Option Agreement, and shall be equal to 100% of the fair market value of the Stock which is deemed to be the mean of the bid and asked prices as determined by trading over-the-counter or on an interdealer quotation system, as the case may be, on the date the Option is granted pursuant to the terms and conditions of Section 6 herein, or, if no sale of the Stock has been made on such day, on the next preceding day on which any such sale has been made.

9.     Term and Exercise of Options.

       (a) Term. Each Option granted under the Plan shall terminate, and all rights to purchase shares thereunder shall cease, upon the expiration of ten (10) years from the date such Option is granted, unless otherwise provided in this Plan.

       (b) Option Period and Limitations on Exercise. Except as otherwise provided in an Option Agreement, each Option granted may be exercised in whole or in part at any time after the date of vesting provided, however, that a period of six months must elapse between the date of grant of an Option and the date of disposition of the Stock purchased upon the exercise of such Option. Notwithstanding the foregoing, the Board or Committee, subject to the terms and conditions of the Plan, may in its sole discretion provide other time periods during which an Option may be exercised in whole or in part while such Option is outstanding. Any limitation on the exercise of an Option may be rescinded, modified or waived by the Board or Committee, in its sole discretion, at any time and from time to time after the date of grant of such Option, so as to accelerate the time at which the Option may be exercised.

       (c) Method of Exercise. An Option that is exercisable hereunder may be exercised by delivery to the Corporation on any
                            -4-
business day, at its principal office, addressed to the attention of the Board, of a written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) through the tender to the Corporation of shares of Stock which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (determined in the manner described in Section 8 above) on the date of exercise; (iii) through the tender to the Corporation of Options, to the extent of the difference between the Option Price and the fair market value of the shares of Stock subject to such Option (determined in the manner described in Section 8 above) on the exercise date; or (iv) by combination of the methods described in (i), (ii), (iii) above. Payment in full of the Option Price need not accompany the written notice of exercise provided the notice of exercise directs that the Stock certificate or certificates for the shares for which the Option is exercised by delivered to a licensed broker applicable to the Corporation as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Corporation cash (or cash equivalents acceptable to the Corporation) equal to the Option Price for the shares of stock purchased pursuant to the exercise of the Option plus the amount (if any) of taxes and/or charges which the Corporation may, in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a stock certificate or certificates evidencing his ownership of such shares; provided however, that the Corporation shall have the right to withhold and deduct from the number of shares of Stock deliverable upon exercise of an Option, a number of shares having an aggregate fair market value (determined in the manner described in Section 8 above) equal to the amount of any taxes and other charges the Corporation or any Subsidiary is obligated to withhold or deduct from amounts payable to such individual. An individual holding or exercising an Option shall have none of the rights of a shareholder until the shares of Stock covered thereby are fully paid and issued to him, and except as provided in Section 16 below, no adjustment shall be
                            -5-
made for dividends or other rights, if any, for which the record date is prior to the date of such issuance.

10.    Transferability of Options.

       During the lifetime of an Optionee to whom an Option is granted, any such Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise the Option. No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of the descent and distribution.

11.    Termination of Service.

       Any Option granted to a Non-Employee Director shall terminate upon the expiration of ninety (90) days following the date on which the Non-Employee Director ceases to be a member of the Board other than because of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee. All Options that have not vested on the date the Non-Employee Director ceases to be a member of the Board other than by death or permanent and total disability shall expire immediately upon said date.

12.    Rights in the Event of Death or Disability.

       Any Option granted to a Non-Employee Director shall terminate upon the expiration of one year following the date on which the Non-Employee Director ceases to be a member of the Board by reason of death or "permanent and total disability" as defined above or, if earlier, upon the expiration of ten years following grant of the Option.

13.    Use of Proceeds.

       The proceeds received by the Corporation from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Corporation.

14.    Requirements of Law.

       (a) Violations of Law. The Corporation shall not be required to sell or issue any shares of stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or the Corporation of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Specifically in connection with the Securities Act of 1933 (as then in effect with respect to the shares of
                            -6-

Stock covered by such Option), the Corporation shall not be required to sell or issue such shares unless the Corporation has received evidence satisfactory to it that the holder of such Option may acquire such shares pursuant to an exemption from registration under such Act, and the shares of Stock to be issued upon the exercise of all or any portion of any Option granted under the Plan shall be issued on the condition that the Optionee represents that the purchase of Stock upon such exercise shall be for investment purposes and not with a view to resale, distribution, offering, transferring, mortgaging, pledging, hypothecating, or otherwise disposing of any such Stock under the circumstances which would constitute a public offering or distribution under the Securities Act of 1933 or the securities laws of any state. No shares of stock shall be issued upon the exercise of any Option unless the Corporation shall have received from the Optionee a written statement satisfactory or legal to counsel for the Corporation containing the above representations, stating that certificates representing such shares may bear a legend restricting their transfer and stating that the Corporation's transfer agent or agents may be given instructions to stop transfer of any certificate bearing such legend. Such representation and restrictions provided for herein shall not be required if (i) an effective registration statement for such shares under the Securities Act of 1933 and any applicable state laws has been filed with the Securities and Exchange Commission and with the appropriate agency or commission of any state whose laws apply to the transaction, or (ii) an opinion of counsel satisfactory to the Corporation has been delivered to the Corporation to the effect that the registration is not required under the Securities Act of 1933 or under the applicable securities laws of any state. Any determination by the Board or Committee regarding the foregoing shall be final, binding, and conclusive. The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation or any governmental authority.

       (b) Restriction on Transfer of Stock. The certificate or certificates for Stock issued upon the exercise of an Option shall bear the following legend:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE
     BEEN ACQUIRED PURSUANT TO AN INVESTMENT REPRESENTATION
     ON THE PART OF THE HOLDER THEREOF AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED, OR OTHERWISE TRANSFERRED, WHETHER OR NOT FOR CONSIDERATION EXCEPT UPON THE ISSUANCE TO THE ISSUER OF A FAVORABLE OPINION OF ITS COUNSEL AND/OR DELIVERY OF OTHER EVIDENCE SATISFACTORY TO COUNSEL TO THE ISSUER, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL
                            -7-

     NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS
     AMENDED, AND APPLICABLE STATE SECURITIES LAWS.

15.    Amendment and Termination of the Plan.

       The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Options have not been granted. Except as permitted under
Section 16 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of the Option, alter or impair rights or obligations under any Option theretofore granted under the Plan.

16.    Effect of Changes in Capitalization.

       (a) Changes in Stock. If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind or shares or other securities of the Corporation by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation, occurring after the effective date of the Plan, the number and kinds of shares for the purchase of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by the Corporation. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the holder of the Option immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion in the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

       (b) Reorganization in which the Corporation is the Surviving Corporation. Subject to Subsection (d) hereof, if the Corporation shall be the surviving corporation in any reorganization, merger, share exchange or consolidation of the Corporation with one or more other corporation, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the

                            -8-
shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation.

       (c) Reorganization in which the Corporation is not the Surviving Corporation or Sale of Assets or Stock. In the event of the commencement of a tender offer (other than by the Corporation) for any shares of the Corporation or a sale or transfer, in one or a series of transactions, of assets having a fair market value of 50% or more of the fair market value of all assets of the Corporation, or a merger, consolidation or share exchange pursuant to which shares of the Corporation may be exchanged for or converted into cash, property, or securities of another issuer, or the liquidation of the Corporation (an "Extraordinary Event"), then regardless of whether or not any Option granted pursuant to the Plan shall have vested or become fully exercisable, all Options granted pursuant to the Plan shall immediately vest and become fully exercisable for the full number of shares subject to any such Options on and at all times after the "Event Date" of the Extraordinary Event.

            (i) The "Event Date" is the date of the commencement of the tender offer, if the Extraordinary Event is a tender offer, and in the case of any other Extraordinary Event, the day preceding the date as of which shareholders of record become entitled to the consideration payable in respect of such Extraordinary Event.

           (ii) In the case of an Extraordinary Event other than a tender offer, the exercise of an Option pursuant to this Section prior to the Event Date shall be effective on and as of the Event Date. Upon the exercise of an Option upon the occurrence of an Extraordinary Event, the Corporation shall issue, on and as of the effective date of such exercise, all shares with respect to which the Option shall have been exercised.

          (iii) In the event of the exercise pursuant to this Section of any Option the Option Price for which shall to have been fixed as of the Event Date, the Option Price in respect of such Option shall be equal to the average fair market value (determined in the manner described in Section 8 above) for the 30 days preceding the announcement or other publication of the Extraordinary Event.

           (iv) In the event that an Optionee fails to exercise his or her Option, in whole or in part, pursuant to this Section upon an Extraordinary Event, the Corporation shall take such action as may be necessary to enable each Optionee to receive

                            -9-
upon any subsequent exercise of his or her Option, in whole or in part, in lieu of shares of the Corporation, securities or other assets as were issuable or payable upon such Extraordinary Event in respect of, or in exchange for, such shares.

       (d) Adjustments. Adjustments under this Section 16 related to stock or securities of the Corporation shall be made by the Board or Committee, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

       (e) No Limitations on Corporation. The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or sell or transfer all of any part of its business or assets.

17.    Disclaimer of Rights.

       No provision in the Plan or in any Option granted or Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the service of the Corporation or any Subsidiary, or to interfere in any way with the right and authority of the Corporation or any Subsidiary either to increase or decrease the compensation of any individual at any time, or to terminate any relationship between any individual and the Corporation or any Subsidiary.

18.    Non-Exclusivity of the Plan.

       The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

19.    Governing Law.

       This Plan shall be construed and governed under the laws of the State of Maryland.

                            -10-